EX 31.2

     CERTIFICATION PURSUANT TO PURSUANT TO RULE 13A-14(A) OR RULE 15D-14(A)

               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I,  Patrick  J.  Summers  Chief  Financial  Officer of AIMS Worldwide, Inc. (the

"Company"),  certify  that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-QSB of the Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material fact necessary to make the statements made,  in  light of the circumstances under which such statements were made, not misleading  with  respect  to  the  period  covered  by  this  report;

3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of,  and  for,  the  periods  presented  in  this  report;

4. As the registrant's certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules

13a-15(e)  and  15d-15(e))  for  the  registrant  and  I  have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision,  to  ensure  that  material  information  relating to the registrant,  including its consolidated subsidiaries, is made known to us  by others within those entities, particularly during the period in which  this  report  is  being  prepared;

     b)   designed  such  internal  control  over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external  purposes  in  accordance  with generally accepted accounting principles;

     c)   evaluated  the  effectiveness  of the registrant's disclosure controls and  procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of  the  period  covered  by this report based on such evaluation; and

     d)   disclosed  in  this  report  any  change  in the registrant's internal control  over  financial  reporting  that  occurred  during the period covered  by this report that has materially affected, or is reasonably likely  to  materially  affect, the registrant's internal control over financial  reporting.

5.  As  the  registrant's certifying officer, I have disclosed, based on my most recent  evaluation  of  internal  control  over  financial  reporting,  to  the registrant's auditors and the audit committee of registrant's board of directors

(or  persons  performing  the  equivalent  function):

     a)   all  significant deficiencies and material weaknesses in the design or operation  of  internal  control  over  financial  reporting which are reasonably  likely  to  adversely  affect  the registrant's ability to record,  process,  summarize  and  report  financial  information; and

     b)   any  fraud, whether or not material, that involves management or other employees  who  have  a  significant role in the registrant's internal control  over  financial  reporting.

                                   /s/Patrick  J.  Summers

                                   -------------------------

                                   Patrick  J.  Summers

                                   Chief  Financial  Officer

Date:  November 15, 2004